UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2020

Xenous Holdings, Inc.
(Exact name of registrant as specified in Charter)

Nevada	87-0363526
(State or other jurisdiction of incorporation or organization)	(IRS Employee Identification No.)

Room 1120, 11th Floor, Peninsula Centre,

67 Mody Road

Tsim Sha Tsui, East Kowloon

Hong Kong

(Address of Principal Executive Offices)

+852 6996-8314

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. Changes in Registrant's Certifying Accountant.

(a) Release of Independent Registered Public Accounting Firm

On September 23, 2020, our board of directors resolved to release Pinnacle Accountancy Group of Utah (“Pinnacle”) as our independent accountants. We informed Pinnacle of this determination on September 23, 2020, which was effective September 23, 2020.

Pinnacle was engaged by us on May 24, 2016 and has rendered reports on our financial statements since the year ended March 31, 2017. Since the fiscal years ended March 31, 2017, 2018, 2019 and 2020 and through the date of this form 8-K, Pinnacle has neither provided any adverse opinion or qualifications on our financial statements nor had a disagreement with the Company since their engagement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements that, if not resolved to Pinnacle’s satisfaction, would have caused Pinnacle to make reference to the subject matter of the disagreement in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within period of the engagement of Pinnacle up to the date of release.

We have provided Pinnacle with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”). Pinnacle has provided a letter to us, dated September 23, 2020 and addressed to the SEC, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

(b) New independent registered public accounting firm

We have engaged JP Centurion & Partners PLT (“JP Centurion”) as our independent registered public accounting firm, effective September 23, 2020. The decision to engage JP Centurion as our independent registered public accounting firm was approved by our board of directors.

During the two most recent fiscal years and through the date of this report, we have not consulted with JP Centurion regarding any of the following:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements;

2.

the type of audit opinion that might be rendered on the Company’s financial statements by JP Centurion, in either case where written or oral advice provided by JP Centurion would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or

3.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Pinnacle Accountancy Group of Utah dated September 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Xenous Holdings, Inc.

Date: September 28, 2020	By:	/s/ Mike Tham Soon Hua
Dr. Mike Tham Soon Hua
Chief Executive Officer
(Principal Executive Officer)

Date: September 28, 2020	By:	/s/ Shrikumar Vasant Mordekar
Mr. Shrikumar Vasant Mordekar
(Principal Financial Officer)

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